SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                  Form 8-K


                               CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)             December 6, 2001
                                _____________________________________________



                                        ALICO, INC.
(Exact name of registrant as specified in its charter)


Florida                          0-261                             59-0906081
_____________________________________________________________________________
State or other jurisdiction (Commission                      (IRS Employer
 of incorporation)          File Number)                   Identification No.)



Post Office Box 338, La Belle, Florida                                   33975
______________________________________                         _______________
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code              (863) 675-2966
                                    __________________________________________

Item 5.      Other Events.

(A)    Annual Meeting of Shareholders of Alico, Inc. on December 6, 2001:

(1)    All directors listed in the proxy statement, namely, Richard C.
           Ackert, William L. Barton, Walker E. Blount, Jr., Monterey Campbell, Ben Hill Griffin, III, Ben Hill Griffin, IV, K. E. Hartsaw, W. Bernard Lester and Thomas E. Oakley were re-elected.

(B)    Board of Directors Meeting

(1) At the meeting of the Board of Directors immediately following the Annual Meeting of Shareholders the following officers were elected.

           Chairman of the Board and
             Chief Executive Officer                   Ben Hill Griffin, III

           Vice Chairman of the Board                  Thomas E. Oakley

           President and Chief Operating Officer       W. Bernard Lester

           Vice President, Chief Financial Officer,
             Treasurer and Assistant Secretary         L. Craig Simmons

           Vice President, Ranch Division	             B. Wade Grigsby

           Vice President, Citrus Division             Steven M. Smith

           Vice President, Sugarcane and
             Special Crops Division                    John T. Brantley

           Vice President, Heavy Equipment
             and Facilities Maintenance Division       Robert P. Miley

           Controller and Assistant Treasurer          Deirdre Purvis

           Secretary                                   Denise Plair


                                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ALICO, INC.
                                                   (Registrant)


                                            /s/ W. BERNARD LESTER

December 7, 2001                    ________________________________________
Date                                    W. Bernard Lester, President
                                        (Signature)